Exhibit 99.2

2016 Second Quarter Financial Review Roger W. Stone, Chairman and Chief Executive Officer Matt Kaplan, President and Chief Operating Officer Andrea K. Tarbox, Vice President and Chief Financial Officer July 27, 2016 1

Forward Looking Statements Forward-Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. Risk Factors These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation t revise or update such statements to reflect the occurrence of events after the date of this presentation. Non-GAAP Financial Measures This presentation refers to non-U.S. GAAP financial information. non U.S. GAAP to U.S. GAAP financial measures is available website at KapStonepaper.com under Investors. A reconciliation of onthecompany’s 2

Second Quarter Financial Results ($ in Millions, except per share) Q2 2016 Q2 2015 Inc/(Dec) (1) Q1 2016 Inc/(Dec) (1) Net Sales $ 785 $ 671 17% $ 738 6% EBITDA $ 89 $ 98 (10%) $ 79 12% Adj. EBITDA(2) $ 97 $ 110 (13%) $ 88 9% Net Income (3) $ 21 $ 34 (40%) $ 16 28% Adj. Net Income(2) $ 26 $ 42 (39%) $ 22 17% Diluted EPS(4) $ 0.21 $ 0.35 (40%) $ 0.17 24% Adj. Diluted EPS(4) $ 0.27 $ 0.44 (39%) $ 0.23 17% Second Quarter Financial Results 3 (1) Percentage change calculations made using unrounded source financials (2) Excludes non-cash stock compensation and changes in contingent consideration; and acquisition, integration and severance expenses. Net of accumulated tax adjustments for Adjusted Net Income (3)Includes amortization of purchase accounting intangibles net of tax of $6 million in Q2 2016 and Q1 2016 and $3 million in Q2 2015 (4)Includes amortization of purchase accounting intangibles net of tax of $0.06 per share in Q2 2016 and Q1 2016, and $0.03 per share in Q2 2015

Q2 2016 Compared to Q2 2015

Acquisition Benefits and Synergies Offset by Price/Mix declines and Outages

Net Sales



$671
$159
$24
$1
$20
$785
$ in Millions
Q2 2015
Acquisition
Price / mix
Volume
Other
Q2 2016

Adjusted EBITDA



$110
$11
$7
$24
$3
$8
$2
$97
$ in Millions
Q2 2015
Acquisition
Victory synergies
Price / mix
Deflation
Planned Outages
Prod / Costs
Q2 2016

- Acquisition reflects three months of Victory revenues and earnings in 2016 compared to one month in Q2 2015
- Average mill selling prices dropped $43 per ton reflecting:
  - Lower prices of $19 million due to index driven lower domestic containerboard prices and lower prices for export containerboard and export kraft paper
  - Less favorable product mix of $1 million due to lower Durasorb volume and higher export containerboard
- Lower corrugated products selling prices of $4 million due to competitive pressures/mix
- Sales volume down 6,000 tons due to lower mill shipments offset by higher corrugated products (up 6.6 percent on a msf basis including shipments to Victory)
- Deflation of $3 million due to lower fiber and fuel costs partially offset by higher salary, wages, medical and OCC costs
- Other sales includes $20 million for elimination of container shipments to Victory
- Productivity and costs includes 17,000 tons of lower mill production and $2 million of lower pension income partially offset by $2 million of lower incentive compensation

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Q2 2016 Compared to Q1 2016 Price and mix includes: Lower prices for domestic and export containerboard and export kraft paper Favorable product mix of $5 million due to higher domestic kraft paper and Durasorb shipments and less roll pulp volume Victory sales and earnings increase due to seasonality Sales volume gains reflect an additional 14,000 tons sold Deflation of $6 million due to lower fiber and energy costs Planned outages higher in Q2 2016, mainly due to Roanoke Rapids annual outage including 11,700 tons of lower production Productivity includes cost savings due to lower salaries from severance actions and Victory synergies, partially offset by 22,000 tons of lower mill production

Seasonal Cash Flow Changes Operating Cash Flows Trend $90 ¾ YTD operating cash flow $17 million higher than prior year due to Q1 2016’s favorable working capital changes and lower cash tax payments. In Q2 2016, operating cash flow $73 ¾ declined by $45 million YOY due to higher receivables primarily Q2 2015 Q2 2016 ¾ Debt to EBITDA leverage ratio (per credit agreement) ƒ ƒ ƒ 3.63 times - - - December 31, 2015 March 31, 2016 June 30, 2016 30, 2016 - $1,566 million 3.69 times 3.98 times ¾ ¾ ¾ ¾ Net debt at June Capex for Q2 2016 was $36 million. Full year estimate Cash tax rate for the year expected to be 26 percent No pension plan funding required is $125 million 6 $ in Millions

Operations Overview Mill Production Thousands of Tons Mill/Corrugated Thousands of Tons Sales Avg. Mill Revenue/Ton 710 704 692 $667 690 685 $625 $624 668 Q2 2015 Q1 2016 Q2 2016 Q2 2015 Q1 2016 Q2 2016 Q2 2015 Q1 2016 Q2 2016 ¾ After setting daily production records in due to a 36 hour electrical Q1 2016, production was lower in Q2 2016 mainly service outage at Longview and higher lost tons due to a planned maintenance outage at Roanoke Rapids Year-over-year price erosion of $43 per ton resulted in a $20 million decline in revenue in Q2 2016 ¾ 7

Continued Progress in Lowering Mill Costs Energy Costs Per Ton Fiber Costs Per Ton Mill Headcount $176.25 $176.06 $43.75 2,407 $42.18 $41.54 2,354 $170.12 2,265 Q2 2015 Q1 2016 Q2 2016 Q2 2015 Q1 2016 Q2 2016 Q2 2015 Q1 2016 Q2 2016 ¾ In early 2014, we identified substantial cost savings opportunities and developed plans to achieve goals Making progress due to process improvements and benefits of capital spending Energy costs included $3 per ton in Q2 2016 and $1.50 per ton in Q2 2015 related to planned outages Further incremental benefits expected in future ¾ ¾ ¾ 8

Victory Update ¾ Financial results ƒ ƒ ƒ ƒ ƒ Q2 Q2 Q2 Q3 On 2016 net sales $252 million adjusted EBITDA - $18 million (pre-synergies) seasonally stronger quarter expected to be similar to Q2 track to meet or exceed 2016 expectations ¾ Integration update ƒ ƒ Q2 2016 Container Division consumption of approximately 25,000 tons In June achieved 115,000 ton mill integration annualized run-rate 9

Central Florida Box (CFB) Acquisition ¾ What we bought ƒ ƒ ƒ ƒ ƒ ƒ Well managed, established sheet plant founded in 1979 Equipped with highly productive, underutilized equipment Strong, loyal customer base Located in Florida (north of Orlando) Currently profitable and accretive with significant upside Ability to service Victory Packaging in central Florida ¾ Purchase price was $15.4 million, net of cash acquired ¾ Post synergy benefits include 20,000 to 25,000 tons of additional integration with adjusted EBITDA estimated at $3.4 million mill 10

Market Summary ¾ Continues to be challenging ¾ Containerboard: ¾ Domestic markets exhibiting good demand and pricing stability ¾ Export markets showing solid demand with static pricing ¾ Kraft paper ¾ Domestic kraft paper improving demand with stable pricing ¾ Export kraft paper stable volume with modestly improving pricing ¾ Specialty paper ƒ Durasorb and Kraftpak stable demand and pricing ¾ Corrugated products ¾ July demand consistent with Q2 ¾ Stable pricing 11

Summary of Key Assumptions for Q3 2016 ¾ CFB acquisition effective July 1, 2016 ¾ Planned outage maintenance expense approximately $13 million lower than Q2 2016.Loss of 6,100 production tons, approximately 6,800 tons less than Q2 2016 ¾ Average fiber costs trending down ƒ ƒ Q3 2016 fiber costs should be approximately $2 million lower than Q2 OCC costs expected to increase ¾ Benefit of headcount reduction of approximately $2 million per quarter ¾ CAPEX is expected to be $30 million for Q3 2016, and $125 million for year the full ¾ Effective income tax rate of 35 percent 12

Appendix

Quarterly Key Performance Indicators Sales ad Production Mill External Shipments (000) Avg Mill Revenue per Ton Tons Produced (000) 668 $667 $624 $625 690 685 492 480 482 2Q 16 1Q 16 2Q 15 2Q 16 1Q 16 2Q 15 2Q 16 1Q 16 2Q 15 Paper and Packaging Product Mix (000 Tons) Containerboard and Corrugated products (1) Specialty paper (2) Internal Consumption 449 443 434 257 258 267 189 190 184 2Q 16 1Q 16 2Q 15 2Q 16 1Q 16 2Q 15 2Q 16 1Q 16 2Q 15 (1) Containerboard includes all domestic and export sales of linerboard and medium (2) Specialty paper includes Kraftpak, Durasorb, Kraft paper and roll pulp 14

Maintenance Outage Expense & Production Impact * The 14,300 ton impact is due to the paper machine #3 upgrade in Charleston ** The 2016 and 2015 ton impact is mainly due to the Roanoke Rapids mill annual outage. In 2014 this outage occurred in Q4 with 11,200 tons lost *** The 16,900 ton impact includes 12,200 tons for paper machine #1 upgrade at Charleston 15 Financial Impact ($ in Millions) Q1 Q2 Q3 Q4 Year 2014 Actual $ 14.8 $ 5.2 $ 5.2 $ 10.9 $36.1 2015 Actual $8.6 $11.1 $4.4 $13.3 $37.4 2016 Act / Forecast $ 6.6 $ 19.0 $ 6.0 $ 0.9 $32.5 Q2 Q3 Q4 Year Lost Production Impact (Tons) Q1 2014 Actual 14,300* 5,400 - 14,500 34,200 2015 Actual 2,000 10,400** 2,400 16,900*** 31,700 2016 Act / Forecast 4 800 12,900** 6 100 ---23,800